                                               WEITZ SERIES FUND, INC.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Minnesota, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

SUB-TRANSFER AGENT
  National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. - Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

04/28/2000

513421

                                   VALUE FUND

                                     ANNUAL

                                     REPORT

                               MARCH 31, 2000

                        ONE PACIFIC PLACE, SUITE 600
                           1125 SOUTH 103 STREET
                         OMAHA, NEBRASKA 68124-6008

                                402-391-1980
                                800-232-4161
                              402-391-2125 FAX
                               www.weitzfunds.com

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                          PERFORMANCE SINCE INCEPTION

A long-term perspective on the Value Fund's performance is shown below. The table below shows how an investment of $25,000 in the Value Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Value Fund for the one, five and ten year periods ended March 31, 2000 calculated in accordance with SEC standardized formulas.

                 VALUE OF     VALUE OF      VALUE OF
                 INITIAL     CUMULATIVE    CUMULATIVE      TOTAL       ANNUAL
                 $25,000    CAPITAL GAIN   REINVESTED    VALUE OF      RATE OF
 PERIOD ENDED   INVESTMENT  DISTRIBUTIONS  DIVIDENDS      SHARES       RETURN
 ------------   ----------  -------------  ---------      ------       ------
May 9, 1986       $25,000       $    --      $    --     $ 25,000              --%
Dec. 31, 1986      25,863            --           --       25,863             3.5+
Dec. 31, 1987      24,253           264        1,205       25,722            -0.5
Dec. 31, 1988      27,430           299        2,223       29,952            16.5
Dec. 31, 1989      30,763         2,103        3,701       36,567            22.1
Dec. 31, 1990      28,040         2,112        4,500       34,652            -5.2
Dec. 31, 1991      33,940         3,811        6,475       44,226            27.6
Dec. 31, 1992      36,350         6,019        7,884       50,253            13.6
Dec. 31, 1993      42,010         9,114        9,199       60,323            20.0
Dec. 31, 1994      36,075        10,414        7,899       54,388            -9.8
Dec. 31, 1995      45,955        17,447       11,855       75,257            38.4
Dec. 31, 1996      51,478        24,054       13,792       89,324            18.7
Dec. 31, 1997      62,878        42,824       18,398      124,100            38.9
Dec. 31, 1998      72,675        65,163       22,181      160,019            28.9
Dec. 31, 1999      82,700        83,540       27,328      193,568            21.0
Mar. 31, 2000      80,025        80,838       26,444      187,307            -3.3++

The fund's average annual total return for the one, five and ten year periods ending March 31, 2000, was 9.7%, 26.1% and 18.2%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $54,888, and the total amount of income distributions reinvested was $12,930. This information represents past performance of the fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Additional information is available from the Weitz Funds at the address listed on the front cover.

+Return is for the period 5/9/86 through 12/31/86
++Return is for the period 1/01/00 through 03/31/00

                     WEITZ SERIES FUND, INC. -- VALUE FUND

The chart below depicts the change in the value of a $25,000 investment for the period March 31, 1990, through March 31, 2000 for the Value Fund and its predecessor, as compared with the growth of the Standard & Poor's 500 Index during the same period. The Standard & Poor's 500 Index is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Value Fund on March 31, 1990, would have been valued at $132,929 on March 31, 2000.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        VALUE FUND  S&P 500
Mar-90     $25,000   $25,000
Apr-90     $24,915   $24,377
May-90     $26,192   $26,748
Jun-90     $26,175   $26,568
Jul-90     $25,724   $26,483
Aug-90     $24,399   $24,091
Sep-90     $23,640   $22,921
Oct-90     $22,568   $22,823
Nov-90     $23,920   $24,295
Dec-90     $24,593   $24,972
Jan-91     $26,136   $26,056
Feb-91     $27,502   $27,917
Mar-91     $28,158   $28,592
Apr-91     $28,363   $28,660
May-91     $29,156   $29,892
Jun-91     $28,196   $28,523
Jul-91     $28,921   $29,851
Aug-91     $29,378   $30,516
Sep-91     $29,908   $30,005
Oct-91     $30,119   $30,408
Nov-91     $29,471   $29,185
Dec-91     $31,387   $32,517
Jan-92     $31,634   $31,912
Feb-92     $32,073   $32,325
Mar-92     $32,196   $31,697
Apr-92     $32,382   $32,626
May-92     $32,657   $32,785
Jun-92     $32,788   $32,297
Jul-92     $33,166   $33,616
Aug-92     $32,532   $32,929
Sep-92     $32,903   $33,315
Oct-92     $32,507   $33,430
Nov-92     $34,603   $34,564
Dec-92     $35,664   $34,988
Jan-93     $36,628   $35,281
Feb-93     $37,474   $35,761
Mar-93     $38,082   $36,515
Apr-93     $36,923   $35,632
May-93     $37,929   $36,582
Jun-93     $38,670   $36,689
Jul-93     $39,235   $36,541
Aug-93     $41,614   $37,924
Sep-93     $41,353   $37,633
Oct-93     $42,475   $38,411
Nov-93     $41,808   $38,046
Dec-93     $42,810   $38,506
Jan-94     $43,203   $39,813
Feb-94     $41,886   $38,733
Mar-94     $39,957   $37,047
Apr-94     $40,071   $37,522
May-94     $41,079   $38,136
Jun-94     $40,301   $37,202
Jul-94     $40,903   $38,422
Aug-94     $41,815   $39,994
Sep-94     $40,651   $39,018
Oct-94     $40,903   $39,891
Nov-94     $39,210   $38,440
Dec-94     $38,598   $39,009
Jan-95     $39,719   $40,020
Feb-95     $41,332   $41,577
Mar-95     $41,600   $42,802
Apr-95     $42,475   $44,062
May-95     $44,513   $45,819
Jun-95     $46,303   $46,882
Jul-95     $48,295   $48,436
Aug-95     $50,382   $48,557
Sep-95     $51,281   $50,604
Oct-95     $50,682   $50,424
Nov-95     $52,921   $52,635
Dec-95     $53,408   $53,648
Jan-96     $55,736   $55,472
Feb-96     $56,808   $55,987
Mar-96     $56,532   $56,526
Apr-96     $57,139   $57,359
May-96     $58,365   $58,835
Jun-96     $58,946   $59,059
Jul-96     $55,248   $56,451
Aug-96     $57,636   $57,644
Sep-96     $59,652   $60,885
Oct-96     $59,838   $62,563
Nov-96     $62,593   $67,288
Dec-96     $63,392   $65,955
Jan-97     $65,624   $70,073
Feb-97     $67,452   $70,623
Mar-97     $64,614   $67,726
Apr-97     $65,191   $71,766
May-97     $71,414   $76,132
Jun-97     $73,740   $79,541
Jul-97     $77,657   $85,868
Aug-97     $77,075   $81,061
Sep-97     $81,824   $85,497
Oct-97     $83,413   $82,645
Nov-97     $83,683   $86,468
Dec-97     $88,071   $87,951
Jan-98     $89,553   $88,923
Feb-98     $93,390   $95,333
Mar-98    $121,161  $100,211
Apr-98    $106,366  $101,218
May-98    $104,258   $99,481
Jun-98    $108,988  $103,518
Jul-98    $110,596  $102,419
Aug-98     $99,753   $87,626
Sep-98    $101,023   $93,239
Oct-98    $103,931  $100,817
Nov-98    $108,902  $106,924
Dec-98    $113,563  $113,082
Jan-99    $117,704  $117,809
Feb-99    $117,415  $114,148
Mar-99    $121,161  $118,713
Apr-99    $129,642  $123,311
May-99    $129,779  $120,403
Jun-99    $132,370  $127,079
Jul-99    $131,251  $123,115
Aug-99    $126,933  $122,501
Sep-99    $128,533  $119,147
Oct-99    $137,648  $126,684
Nov-99    $135,969  $129,264
Dec-99    $137,372  $136,872
Jan-00    $129,357  $129,996
Feb-00    $122,256  $127,537
Mar-00    $132,929  $140,006

                          AVERAGE ANNUAL TOTAL RETURNS

                                                    1-YEAR        5-YEARS        10-YEARS
                                                    ------        -------        --------
VALUE FUND..................................         9.7%          26.1%          18.2%
Standard & Poor's 500 Index.................        17.9%          26.7%          18.8%

This information represents past performance of the Value Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

For the fiscal year ended March 31, 2000, the Value Fund designated $110,877,264 as a long-term capital gain distribution.

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                         MARCH 31, 2000 - ANNUAL REPORT

                                                                   April 9, 2000

Dear Fellow Shareholder:

      The stock market was very volatile in the first quarter of 2000, but for all the sound and fury, the Value Fund's total return was a tame -3.3%. During this same period, the S&P 500 rose +2.3%; a handful of biotechnology stocks carried the Russell 2000 to a +7.1% gain; and the semi-"old economy" Dow Jones Industrials fell by -4.7%.

      The table below is the familiar long-term comparison of our fund with the S&P 500 Index of very large companies, the Russell 2000, which is a proxy for smaller-capitalization stocks, and our peer group of mutual funds (according to Lipper Analytical Services). (All return numbers assume reinvestment of dividends and are AFTER deducting fees and expenses.)

                                          1 YEAR        3 YEARS        5 YEARS        10 YEARS
                                         --------       --------       --------       --------
VALUE FUND                                  9.7%          27.2%          26.1%          18.2%
S&P 500 Index                              17.9           27.4           26.7           18.8
Russell 2000 Index                         37.3           17.8           17.2           14.4
Average Growth and Income Fund             14.2           19.0           20.3           15.3

      The performance gap between the few technology favorites and the many also-rans has reached epic proportions. One analyst has calculated that current valuation levels are so far from market norms that they should occur only once every 285 BILLION years. My last several letters have dwelled on the phenomenon of the "two-tier" market, and I am sure shareholders are tired of statistics showing how skewed the stock market has become--I know I am tired of explaining why we don't own the stocks that have been rising so explosively. This letter will discuss what we are doing while waiting for the world to regain its sanity, but for those who just want the bottom line, I offer this summary of my take on the current state of affairs:

    - there is a speculative bubble in technology stocks that virtually guarantees large losses for some "investors;"
    - many low-tech and non-tech stocks have become VERY cheap because they have been sold to raise cash to buy the bubble stocks;
    - when the bubble breaks, all stocks will probably suffer for a while, but I believe that from today's levels, our stocks will bring us good returns over the next few years.

BENCHMARKS--IN AN INSANE STOCK MARKET, HOW SHOULD WE MEASURE SUCCESS?

      In recent years, the world has become fascinated with mutual fund performance. Investors, consultants, journalists, and mutual fund companies themselves have all contributed to an unhealthy fixation on relative performance--tracking quarterly, monthly and even weekly fund rankings. Tens of billions of dollars flow from the under-performing funds to the hot ones. The result is a "perform or die" mindset among many portfolio managers and their bosses. Many investment professionals publicly admit to buying stocks that they do not understand and that they believe to be grossly over-valued, because they feel that is the only way they can "make their benchmark" returns. Everyone seems to be buying "what is working," so expensive stocks go up BECAUSE THEY HAVE BEEN GOING UP.

      Mutual funds are required to pick a "reasonable" benchmark and to compare their fund's performance to that benchmark. We have used the S&P 500 over the years because we think it has been fairly representative of the universe of stocks in which we tend to invest. Recently, as the arithmetic of this capitalization-weighted index has caused it to be distorted by the enormous growth of a few of its components, it has been tempting to seek out a different standard. However, as Warren Buffett puts it, this would be like shooting an arrow and then painting a target around the spot where it lands. We make reference to other indices to illustrate points and to give our investors a frame of reference, but whatever the benchmark, to invest irresponsibly just to keep up with some market index, would be to let the benchmark tail wag the investment dog.

      Good RELATIVE performance is nice. It is fun to beat "the market" and to out-perform other funds. The resulting attention is flattering and it is good for business. However, at our firm, we have always been much more concerned with ABSOLUTE performance. We know that when stocks go down, clients can't EAT relative performance, and since virtually all of our analysts' and portfolio managers' investable net worth is invested in our own funds, we all have a personal interest in capital preservation and positive returns. So, we are going to focus on the stocks that we think will make us all wealthier over the next several years, not the technology companies that drive the S&P 500. As a result, our portfolio may be out of step with its "benchmark" for some time.

OUR GAME PLAN

      As an ocean of cash has been drawn into the technology bubble stocks, lots of very good companies have been "beached." Granted, some of the stocks that have been left behind are the "perma-cheaps"--poor businesses whose stocks always seem to be statistically cheap but that tend to be "value traps." However, many are strong, growing companies that are selling at big discounts to their private market values. Our plan is to continue to buy these good companies and to wait for someone to care.

      Before we talk about specific stocks, let's consider an example that shows how a slowly growing company at a very attractive price can be a better investment than an exciting growth company selling at a very inflated price. Suppose you have $100 to invest and have a choice between two companies:

    - Hare.com will earn $1 in the first year you own it, sells at 100 times earnings, or $100, and earnings are expected to grow at a 25% rate in years 2 through 10;
    - Tortoise, Inc. will earn $20 in year one, sells at 5 times earnings, or $100, and earnings are expected to grow at 8% through year 10.

      After 10 years, Hare.com earnings will have grown by 645% to $7.45 and its owner will have collected $33 in earnings (assuming no R&D or capital expenditures). If its stock sells at a generous 50 time earnings in year 10, or $373, its price plus accumulated earnings would equal $406.

      During the same 10-year period, Tortoise earnings will have merely doubled, to $40, but cumulative owner earnings would have been $290. If the company sells at a modest 8 times earnings, or $320, price plus cumulative profits would equal $610.

      In this grossly over-simplified example, $100 invested in the dull, slow investment grows to $610, while the exciting tech company turns $100 into $406. In the real world, it is very unlikely that any company could actually grow at 25% per year for 10 years. In fact, we could adjust the assumptions of our example in a number of ways, but in my opinion, the more realistic we made the models, the more likely it would be that Tortoise, Inc. would turn out to be the superior investment. The reason lies in the beginning P/E ratios and the expected growth rates. Hare.com clearly has a better business, and it is worth a higher multiple of earnings than Tortoise, but $1 of Hare.com earnings is NOT worth 20 TIMES as much as $1 of Tortoise earnings. This is the kind of valuation disconnect we see in today's market.

      As for our stocks, there were very few name changes in our portfolio during the quarter. For the most part, we tried to be opportunistic about adding to positions when stocks were particularly weak. Berkshire Hathaway, Countrywide Credit, Host Marriott, Washington Mutual, and others were up for the quarter but suffered sharp dips along the way. Others dropped very sharply and have only partially recovered, such as Valassis ($42-25-33), Greenpoint ($23-15-20), and Premier Parks ($29-18-21). In each case, as the stocks declined, we rechecked our assumptions and valuations and bought more shares, just as we did with cable, cellular, and financial companies in the '90s. This "averaging down" approach is in sharp contrast to the fashion of the day--"momentum" investing, but it has worked very well for us over the years.

      Volatility in the first week of April was particularly intense. One day the Dow Industrials rose 300 points while the NASDAQ composite fell 300. The next day, both indexes fell about 500 points during the day and recovered to close almost unchanged. Maybe this is the beginning of the end of the tech stock bubble--maybe not. Speculative habits die hard. In any event, we will continue to buy the cheap and sell the expensive and try not to get caught up in the emotions of the day.

                                                       Sincerely,

                                                       /S/ WALLACE R. WEITZ

                                                       Wallace R. Weitz
                                                       President, Portfolio
                                                       Manager

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 MARCH 31, 2000

   SHARES
  OR UNITS                                                                           COST               VALUE
  ---------                                                                     --------------      --------------
             COMMON STOCKS -- 89.0%
             AUTO SERVICES -- 0.4%
    645,100  Insurance Auto Auctions, Inc.*                                     $    7,525,098      $   10,886,063
                                                                                --------------      --------------

             BANKING -- 18.7%
    262,300  Astoria Financial Corp.                                                 8,677,709           7,442,763
  2,104,420  Commercial Federal Corp.                                               45,264,747          34,985,982
    175,300  East West Bancorp, Inc.                                                 1,638,400           1,939,256
     67,500  First Federal Bankshares, Inc.                                            672,813             523,125
     78,000  First Place Financial Corp.                                               838,500             780,000
  5,879,900  Golden State Bancorp, Inc.*                                           110,159,134          87,831,006
  4,482,500  Greenpoint Financial Corp.                                            111,688,488          87,969,062
    343,300  Local Financial Corp.*                                                  3,191,222           2,939,506
  4,725,000  North Fork Bancorporation, Inc.                                        84,816,457          84,459,375
     50,000  Troy Financial Corp.*                                                     491,875             512,500
  1,881,000  U.S. Bancorp                                                           45,522,265          41,146,875
    447,000  Virginia Capital Bancshares, Inc.                                       5,719,344           6,537,375
  3,926,602  Washington Mutual, Inc.                                               118,135,971         104,054,953
                                                                                --------------      --------------
                                                                                   536,816,925         461,121,778
                                                                                --------------      --------------

             CABLE TELEVISION -- 4.1%
  2,065,433  Adelphia Communications Corp. CL A*                                    62,195,198         101,206,217
                                                                                --------------      --------------

             CONSUMER PRODUCTS AND SERVICES -- 1.7%
    633,400  American Classic Voyages Co.*                                          10,522,188          15,953,763
      4,875  Lady Baltimore Foods, Inc. CL A                                           227,781             243,750
  1,013,000  Premier Parks, Inc.*                                                   25,497,480          21,273,000
  2,744,000  Protection One, Inc.*                                                  14,948,651           5,659,500
                                                                                --------------      --------------
                                                                                    51,196,100          43,130,013
                                                                                --------------      --------------

             FEDERAL AGENCIES -- 3.4%
     75,000  Fannie Mae                                                              1,270,544           4,232,813
     90,000  Freddie Mac                                                               385,147           3,976,875
  2,312,900  SLM Holding Corp.                                                      81,273,012          77,048,481
                                                                                --------------      --------------
                                                                                    82,928,703          85,258,169
                                                                                --------------      --------------

  The accompanying notes form an integral part of these financial statements.

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   SHARES
  OR UNITS                                                                           COST               VALUE
  ---------                                                                     --------------      --------------
             FINANCIAL SERVICES -- 12.5%
  1,357,300  Allied Capital Corp.                                               $   23,911,458      $   23,667,919
    350,000  American Capital Strategies, Ltd.                                       5,950,000           8,881,250
        585  Berkshire Hathaway, Inc. CL A*                                         25,010,024          33,462,000
     66,917  Berkshire Hathaway, Inc. CL B*                                        129,904,212         121,788,940
  2,835,500  Imperial Credit Industries, Inc.*                                      37,083,542          12,759,750
  1,541,850  The PMI Group, Inc.                                                    44,124,709          73,141,509
  1,999,000  United Asset Management Corp.                                          43,634,897          34,607,687
    300,000  United Panam Financial Corp.*                                           2,019,813             393,750
                                                                                --------------      --------------
                                                                                   311,638,655         308,702,805
                                                                                --------------      --------------

             HEALTH CARE -- 0.2%
     40,900  Lincare Holdings Inc.*                                                  1,012,280           1,160,538
    644,350  LabOne, Inc.                                                            8,795,635           4,268,819
                                                                                --------------      --------------
                                                                                     9,807,915           5,429,357
                                                                                --------------      --------------

             INFORMATION AND DATA PROCESSING -- 1.4%
  1,195,600  Data Transmission Network Corp.*                                       26,547,062          33,999,875
    180,000  Intelligent Systems Corp.*                                                380,869           1,687,500
                                                                                --------------      --------------
                                                                                    26,927,931          35,687,375
                                                                                --------------      --------------

             LODGING AND GAMING -- 6.8%
  2,493,100  Extended Stay America, Inc.*                                           16,998,332          18,698,250
    546,000  Harrah's Entertainment, Inc.*                                           7,985,042          10,135,125
  8,382,900  Hilton Hotels Corp.                                                    81,793,897          64,967,475
  1,253,500  Mandalay Resort Group*                                                 17,115,158          21,152,812
  4,491,500  Park Place Entertainment Corp.*                                        30,454,203          51,932,969
                                                                                --------------      --------------
                                                                                   154,346,632         166,886,631
                                                                                --------------      --------------

             MEDIA AND ENTERTAINMENT -- 7.0%
  1,729,100  AT&T Corp. - Liberty Media Group A*                                    21,659,567         102,449,175
    227,908  Chris-Craft Industries, Inc.*                                           9,212,917          14,514,891
     58,700  Daily Journal Corp.*                                                    1,306,716           1,834,375
     39,700  Gabelli Global Multimedia Trust, Inc.                                     270,357             699,713
  1,641,300  Valassis Communications, Inc.*                                         36,167,476          54,675,806
                                                                                --------------      --------------
                                                                                    68,617,033         174,173,960
                                                                                --------------      --------------

  The accompanying notes form an integral part of these financial statements.

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   SHARES
  OR UNITS                                                                           COST               VALUE
  ---------                                                                     --------------      --------------
             MORTGAGE BANKING -- 5.1%
  4,265,700  Countrywide Credit Industries, Inc.                                $  141,242,820      $  116,240,325
    126,800  New Century Financial Corp.*                                            1,139,875           1,260,075
  1,380,400  Resource Bancshares Mtg. Grp., Inc.                                    18,271,246           5,435,325
    391,606  WMF Group, Limited*                                                     2,762,590           2,055,932
                                                                                --------------      --------------
                                                                                   163,416,531         124,991,657
                                                                                --------------      --------------

             PRINTING SERVICES -- 1.0%
  2,825,700  Mail-Well, Inc.*                                                       32,688,556          24,548,269
                                                                                --------------      --------------

             REAL ESTATE AND CONSTRUCTION -- 2.7%
  3,615,100  Catellus Development Corp.*                                            46,508,516          50,159,512
    545,600  Forest City Enterprises, Inc. CL A                                     11,075,278          16,027,000
                                                                                --------------      --------------
                                                                                    57,583,794          66,186,512
                                                                                --------------      --------------

             REAL ESTATE INVESTMENT TRUSTS -- 7.8%
  1,571,500  Capital Automotive REIT                                                20,768,123          18,858,000
    416,000  Dynex Capital, Inc.*                                                   11,646,215           2,340,000
  1,337,980  Fortress Investment Corp.                                              24,369,219          17,895,482
    301,300  Hanover Capital Mortgage Holdings, Inc.                                 3,265,468           1,111,044
     62,805  Healthcare Financial Partners Units**                                   6,264,799           6,280,500
  13,991,700 Host Marriott Corp.                                                   126,313,713         124,176,337
    465,000  IMPAC Mortgage Holdings, Inc.                                           6,507,830           1,627,500
    475,000  NovaStar Financial, Inc.*                                               7,282,611           1,662,500
  1,198,117  Redwood Trust, Inc.                                                    28,274,791          17,747,108
                                                                                --------------      --------------
                                                                                   234,692,769         191,698,471
                                                                                --------------      --------------

             RESTAURANTS -- 0.3%
    690,200  CBRL Group, Inc.                                                       11,149,531           6,902,000
                                                                                --------------      --------------

             RETAIL DISCOUNT -- 1.3%
  2,786,000  Consolidated Stores Corp.*                                             40,768,009          31,690,750
                                                                                --------------      --------------

             SATELLITE SERVICES -- 0.8%
  1,317,300  Orbital Sciences Corp.*                                                17,920,702          19,759,500
                                                                                --------------      --------------

  The accompanying notes form an integral part of these financial statements.

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   SHARES
  OR UNITS                                                                           COST               VALUE
  ---------                                                                     --------------      --------------
             TELECOMMUNICATIONS -- 7.1%
    891,900  Centennial Communications Corp.*                                   $    3,173,666      $   21,684,319
    456,600  Corecomm, Limited*                                                      1,442,028          20,090,400
  1,184,300  Telephone and Data Systems, Inc.                                       48,693,177         131,457,300
     38,100  United States Cellular Corp.*                                           1,794,528           2,705,100
                                                                                --------------      --------------
                                                                                    55,103,399         175,937,119
                                                                                --------------      --------------

             UTILITIES -- 6.7%
  6,709,600  Citizens Utilities Co. CL B*                                           68,174,346         109,869,700
     24,100  Empire District Electric Co.                                              615,996             472,963
  3,558,600  Western Resources, Inc.                                                81,791,414          56,270,362
                                                                                --------------      --------------
                                                                                   150,581,756         166,613,025
                                                                                --------------      --------------
                   Total Common Stocks                                           2,075,905,237       2,200,809,671
                                                                                --------------      --------------

             WARRANTS -- 0.0%
    338,100  Hanover Capital Mtg. Holdings, Inc., Expiring 9/15/00*                     42,263               5,283
    350,000  NovaStar Financial, Inc., Expiring 2/03/01*                               175,000                 350
                                                                                --------------      --------------
                   Total Warrants                                                      217,263               5,633
                                                                                --------------      --------------

             CONVERTIBLE PREFERRED STOCKS -- 0.5%
  2,100,000  NovaStar Financial, Inc. 7% Pfd. Class B Cumulative*                   13,911,099          11,928,000
                                                                                --------------      --------------

             NON-CONVERTIBLE PREFERRED STOCKS -- 0.1%
     15,000  Crown American Realty Trust 11.0% Pfd. Series A                           667,500             556,875
     30,000  Prime Retail, Inc. 10.5% Pfd. Series A                                    645,000             397,500
     34,000  RB Asset, Inc. 15.0% Pfd. Series A                                        845,750             510,000
                                                                                --------------      --------------
                   Total Non-Convertible Preferred Stocks                            2,158,250           1,464,375
                                                                                --------------      --------------

  The accompanying notes form an integral part of these financial statements.

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    FACE
   AMOUNT                                                                            COST               VALUE
  ---------                                                                     --------------      --------------
             CORPORATE BONDS -- 0.3%
  $4,500,000 USA Networks, Inc. 7.0% 7/01/03                                    $    4,430,010      $    4,606,875
    750,000  Local Financial Corp. 11.0% 9/08/04                                       750,000             753,750
  2,000,000  Harcourt General 6.5% 5/15/11                                           1,945,356           1,795,000
                                                                                --------------      --------------
                   Total Corporate Bonds                                             7,125,366           7,155,625
                                                                                --------------      --------------

             U.S. GOVERNMENT AND AGENCY SECURITIES -- 3.7%
  4,750,000  Fannie Mae 6.625% 7/12/00                                               4,750,222           4,757,168
  13,000,000 Federal Home Loan Bank 5.5% 7/14/00                                    12,995,750          12,979,018
  40,000,000 Freddie Mac 5.0% 2/15/01                                               39,708,067          39,463,760
  25,000,000 Fannie Mae 5.88% 3/25/04                                               24,699,988          23,927,825
  3,000,000  Federal Home Loan Bank 6.04% 9/08/05                                    3,000,000           2,839,986
  1,000,000  Federal Home Loan Bank 6.44% 11/28/05                                   1,000,920             970,631
  6,000,000  Fannie Mae 6.56% 11/26/07                                               6,000,000           5,690,496
                                                                                --------------      --------------
                   Total U.S. Government and Agency Securities                      92,154,947          90,628,884
                                                                                --------------      --------------

             SHORT-TERM SECURITIES -- 6.3%
  108,134,851 Wells Fargo Government Money Market Fund                             108,134,851         108,134,851
  47,500,000 U. S. Treasury Bill 5/04/00                                            47,271,939          47,264,827
                                                                                --------------      --------------
                   Total Short-Term Securities                                     155,406,790         155,399,678
                                                                                --------------      --------------
                   Total Investments in Securities                              $2,346,878,952       2,467,391,866
                                                                                ==============
             Other Assets Less Liabilities -- 0.1%                                                       3,824,215
                                                                                                    --------------
                   Total Net Assets -- 100%                                                         $2,471,216,081
                                                                                                    ==============
                   Net Asset Value Per Share                                                        $        32.00
                                                                                                    ==============

*Non-income producing
**Each unit, which is restricted as to sale, consists of five shares of common stock and one stock purchase warrant. The company distributed an additional warrant per unit to unitholders during 1998. The warrants currently have no value or cost assigned to them.

  The accompanying notes form an integral part of these financial statements.

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 2000

Assets:
    Investment in securities at value (cost $2,346,878,952)   $2,467,391,866
    Cash                                                             115,753
    Accrued interest and dividends receivable                      7,016,347
    Receivable for fund shares sold                                   59,395
                                                              --------------
        Total assets                                           2,474,583,361
                                                              --------------

Liabilities:
    Due to adviser                                                 2,156,479
    Payable for securities purchased                                 656,260
    Payable for fund shares redeemed                                  51,218
    Other expenses                                                   503,323
                                                              --------------
        Total liabilities                                          3,367,280
                                                              --------------

Net assets applicable to outstanding capital stock            $2,471,216,081
                                                              ==============

Net assets represented by:
    Paid-in capital (note 4)                                   2,165,592,755
    Accumulated undistributed net investment income                8,843,269
    Accumulated undistributed net realized gains                 176,267,143
    Net unrealized appreciation of investments                   120,512,914
                                                              --------------
        Total representing net assets applicable to shares
         outstanding                                          $2,471,216,081
                                                              ==============

Net asset value per share of outstanding capital stock
 (77,216,345 shares outstanding)                              $        32.00
                                                              ==============

  The accompanying notes form an integral part of these financial statements.

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                            STATEMENT OF OPERATIONS
                           YEAR ENDED MARCH 31, 2000

Investment income:
    Dividends                                                                $  32,232,593
    Interest                                                                    28,011,557
                                                                             -------------
        Total investment income                                                 60,244,150
                                                                             -------------

Expenses:
    Investment advisory fee                                                     23,385,327
    Administrative fee                                                           2,773,564
    Directors fees                                                                  26,802
    Dividends on securities sold short                                              33,000
    Other expenses                                                               1,536,648
                                                                             -------------
        Total expenses                                                          27,755,341
                                                                             -------------
        Net investment income                                                   32,488,809
                                                                             -------------

Realized and unrealized gain on investments:
    Net realized gain on securities                           $249,587,420
    Net realized gain on options written                           508,142
    Net realized gain on securities sold short                   1,800,609
                                                              ------------
        Net realized gain                                                      251,896,171
        Net unrealized depreciation of investments                            (119,706,379)
                                                                             -------------
        Net realized and unrealized gain on investments                        132,189,792
                                                                             -------------
        Net increase in net assets resulting from operations                 $ 164,678,601
                                                                             =============

  The accompanying notes form an integral part of these financial statements.

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                    YEAR ENDED MARCH 31,
                                                                   2000              1999
                                                              ---------------   --------------
Increase in net assets:
    From operations:
        Net investment income                                 $   32,488,809    $   12,109,837
        Net realized gain                                        251,896,171        83,334,331
        Net unrealized appreciation (depreciation)              (119,706,379)       90,647,280
                                                              ---------------   --------------
            Net increase in net assets resulting from
             operations                                          164,678,601       186,091,448
                                                              ---------------   --------------

    Distributions to shareholders from:
        Net investment income                                    (27,983,268)       (6,752,686)
        Net realized gains                                      (121,700,923)      (70,722,258)
                                                              ---------------   --------------
            Total distributions                                 (149,684,191)      (77,474,944)
                                                              ---------------   --------------

    Capital share transactions:
        Proceeds from sales                                    1,857,579,347     1,385,279,195
        Payments for redemptions                              (1,230,245,336)     (324,158,069)
        Reinvestment of distributions                            137,856,163        73,017,382
                                                              ---------------   --------------
            Total increase from capital share transactions       765,190,174     1,134,138,508
                                                              ---------------   --------------
            Total increase in net assets                         780,184,584     1,242,755,012
                                                              ---------------   --------------

Net assets:
    Beginning of period                                        1,691,031,497       448,276,485
                                                              ---------------   --------------

    End of period (including undistributed investment income
     of $8,843,269 and $5,357,151, respectively)              $2,471,216,081    $1,691,031,497
                                                              ===============   ==============

  The accompanying notes form an integral part of these financial statements.

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                              FINANCIAL HIGHLIGHTS

The following information provides selected data for a share of the Value Fund outstanding throughout the periods indicated.

                                                             YEAR ENDED MARCH 31,
                                          ----------------------------------------------------------
                                             2000        1999        1998        1997        1996
                                          ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD:     $    31.02  $    29.31  $    20.99  $    19.46  $    15.55
                                          ----------  ----------  ----------  ----------  ----------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                         0.38        0.27        0.22        0.18        0.16
  Net gains on securities (realized and
   unrealized)                                  2.64        4.62       11.02        2.58        5.25
                                          ----------  ----------  ----------  ----------  ----------
  Total from investment operations              3.02        4.89       11.24        2.76        5.41
                                          ----------  ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS:
  Dividends from net investment income         (0.37)      (0.17)      (0.31)      (0.13)      (0.42)
  Distributions from realized gains            (1.67)      (3.01)      (2.61)      (1.10)      (1.08)
                                          ----------  ----------  ----------  ----------  ----------
  Total distributions                          (2.04)      (3.18)      (2.92)      (1.23)      (1.50)
                                          ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD            $    32.00  $    31.02  $    29.31  $    20.99  $    19.46
                                          ==========  ==========  ==========  ==========  ==========
TOTAL RETURN                                    9.7%       18.0%       58.8%       14.3%       35.9%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period ($000)        $2,471,216  $1,691,031  $  448,276  $  275,597  $  170,509
  Ratio of expenses to average net
   assets                                      1.19%       1.26%       1.27%       1.29%       1.35%
  Ratio of net investment income to
   average net assets                          1.39%       1.35%       0.87%       0.93%       0.91%
  Portfolio turnover rate                        31%         36%         39%         39%         40%

  The accompanying notes form an integral part of these financial statements.

                         NOTES TO FINANCIAL STATEMENTS

                     WEITZ SERIES FUND, INC. -- VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2000

(1) ORGANIZATION

    Weitz Series Fund, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as an open-end diversified management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 2000, the Company had four series: the Value Fund, the Fixed Income Fund, the Government Money Market Fund, and the Hickory Fund. The accompanying financial statements present the financial position and results of operations of the Value Fund (the "Fund").

    The Fund's investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

(2) SIGNIFICANT ACCOUNTING POLICIES

    The following accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

   (a) VALUATION OF INVESTMENTS

       Investments are carried at value determined using the following valuation methods:

          - Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices.

          - Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

          - The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

          - The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company's Board of Directors.

       When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

       The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

   (b) FEDERAL INCOME TAXES

       Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

       Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

   (c) SECURITY TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS

       Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and dividends on short positions are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

       Realized gains or losses are determined by specifically identifying the security sold.

   (d) USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

   (e) SECURITIES SOLD SHORT

       The Fund periodically engages in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

       The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.

(3) RELATED PARTY TRANSACTIONS

    The Company and Fund have retained Wallace R. Weitz & Company (the "Adviser") as their investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Fund's shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

    Under the terms of a management and investment advisory agreement, the Adviser receives an investment advisory fee equal to 1% per annum of the Fund's average daily net asset value. The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund's average annual daily net asset value. The expenses incurred by the Fund did not exceed the percentage limitation during the year ended March 31, 2000.

    Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Company for which the Adviser is being paid a monthly fee. During the year ended March 31, 2000, the fee was calculated at an average annual rate of .12% of the Fund's average daily net assets.

    Weitz Securities, Inc. as distributor, received no compensation for distribution of Fund shares.

(4) CAPITAL STOCK

    The Company is authorized to issue a total of five billion shares of common stock in series with a par value of $.001. One hundred fifty million of these shares have been authorized by the Board of Directors to be issued in the series designated Value Fund. The Board of Directors may authorize additional shares in other series of the Company's shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the series to which the stock of that series relates and will have no interest in the assets of any other series.

    Transactions in the capital stock of the Fund are summarized as follows:

                                                   YEAR ENDED MARCH 31,
                                                  2000                1999
                                             ---------------      ------------
Transactions in shares:
  Shares issued............................     56,874,094         47,995,546
  Shares redeemed..........................    (38,377,112)       (11,332,079)
  Reinvested dividends.....................      4,196,062          2,566,143
                                               -----------        -----------
    Net increase...........................     22,693,044         39,229,610
                                               ===========        ===========

(5) SECURITIES TRANSACTIONS

    Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $1,677,718,989 and $598,862,709 respectively. The cost of investments for Federal income tax purposes is $2,347,064,428. At March 31, 2000, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $413,038,162 and $292,710,724, respectively.

    Transactions relating to covered call options during the year ended March 31, 2000, are summarized as follows:

                                                             NUMBER OF
                                                             CONTRACTS        PREMIUM
                                                             ---------      -----------
Options outstanding, beginning of period...................     2,595       $ 1,327,088
Options split, during the period...........................       325                --
Options written, during the period.........................     1,950           997,554
Options expired, during the period.........................    (1,500)         (531,973)
Options exercised, during the period.......................    (1,620)         (776,559)
Options closed, during the period..........................    (1,750)       (1,016,110)
                                                             --------       -----------
Options outstanding, end of period.........................        --       $        --
                                                             ========       ===========

(6) AFFILIATED ISSUERS

    Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's holdings in the securities of such issuers is set forth below:

                                            NUMBER OF
                                           SHARES HELD      VALUE
                                            MARCH 31,     MARCH 31,      DIVIDEND        REALIZED
NAME OF ISSUER                                2000           2000         INCOME      GAINS/(LOSSES)
-----------------------------------------  -----------   ------------   -----------   --------------
Capital Automotive REIT..................   1,571,500    $ 18,858,000   $ 2,052,074       $   --
Data Transmission Network Corp...........   1,195,600      33,999,875            --           --
Fortress Investment Corp.................   1,337,980      17,895,482       979,638           --
Hanover Capital Mortgage
 Holdings, Inc...........................     301,300       1,111,044       150,650           --
Hanover Capital Mortgage Holdings, Inc.
 Warrants, Expiring 9/15/00..............     338,100           5,283            --           --
Host Marriott Corp.......................  13,991,700     124,176,337     6,123,678           --
Imperial Credit Industries, Inc..........   2,835,500      12,759,750            --           --
Insurance Auto Auctions, Inc.............     645,100      10,886,063            --           --
LabOne, Inc..............................     644,350       4,268,819       347,196        4,548
Mail-Well Inc............................   2,825,700      24,548,269            --           --
NovaStar Financial, Inc..................     475,000       1,662,500            --           --
NovaStar Financial, Inc. Warrants,
 Expiring 2/03/01........................     350,000             350            --           --
NovaStar Financial, Inc. 7% Pfd. Class B
 Cumulative..............................   2,100,000      11,928,000            --           --
Redwood Trust, Inc.......................   1,198,117      17,747,108       898,588           --
Resource Bancshares Mtg. Grp., Inc.......   1,380,400       5,435,325       607,376           --
Western Resources, Inc...................   3,558,600      56,270,362     5,301,208           --
                                                         ------------   -----------       ------
Totals...................................                $341,552,567   $16,460,408       $4,548
                                                         ============   ===========       ======

(7) LINE OF CREDIT

    A $40,000,000 unsecured line of credit has been made available to the Hickory and Value Funds of the Weitz Series Fund, Inc. and to the Partners Value Fund of the Weitz Partners, Inc. (collectively, the "Funds"). Borrowings under this arrangement bear interest, at the option of the Funds, at either (i) the prime rate of interest as announced by the lending bank (but not less than the Federal Funds Base Rate plus 0.50%) or (ii) the Federal Funds Base Rate plus 0.75%. The line of credit is available until December 14, 2000 when all outstanding advances are to be repaid. As compensation for holding available the lending commitment, the Funds will pay a 0.15% per annum fee of the maximum commitment payable in arrears on the last day of each quarter. The fee will initially be paid by the Hickory Fund until such time as the Value Fund and/or the Partners Value Fund have a need to access the line of credit at which time the allocation methodology will be re-evaluated.

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
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders
Weitz Series Fund, Inc. - Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Weitz
Series Fund, Inc. - Value Fund (the "Fund") at March 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2000, by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended
March 31, 1999, including the financial highlights for each of the four years in the period then ended, were audited by other independent accountants whose reports dated April 15, 1999, and April 17, 1996, expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP
New York, New York
April 20, 2000

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
                     WEITZ SERIES FUND, INC. -- VALUE FUND

                            SHAREHOLDER INFORMATION

ANNUAL SHAREHOLDER INFORMATION MEETING Please plan to join us on Wednesday,
May 24, at 4:30 at the Omaha Marriott in the Regency area of West Omaha. This meeting is a good opportunity to meet your fellow shareholders and the client service people you have talked to on the phone. There will be no official business meeting, but Wally, Rick and Tom will take shareholder questions until about 5:45.

This year we are going to experiment with taking questions IN WRITING before and during the meeting to try to combine questions on similar topics and to try to make sure we get to everyone's questions, including those of the shy shareholders. Please send a note by mail or an e-mail to clientservices@weitzfunds.com if you would like to toss a question into the mix.

WEB SITE ACCESS TO ACCOUNT INFORMATION Our web site's address is www.weitzfunds.com, and it contains daily prices, performance information, and virtually all of our printed material, including previous quarters' shareholder letters and a transcript of a recent conference call that Rick and Wally held with a group of investment advisors. Now, thanks to our webmaster Patty Weist's hard work and help from our DST friends in Kansas City, shareholders can check balances and transaction histories on our web site. The first time you do this, you should (1) click on the "Account Access" button and follow instructions for creating a personal identification number (PIN). (2) Read the legal disclaimer and CHECK THE BOX at the bottom of the disclaimer. (3) Access your account(s).

AUTOMATED PHONE ACCOUNT ACCESS You may also check your account balances and recent transactions by calling (800) 773-6472 and wending your way through the (dreaded) phone tree. Instructions for using this line are shown on the back of your account statements and on the web site.

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